FRED MEYER, INC.
                                COMMON STOCK
                         (PAR VALUE $.01 PER SHARE)

                               -----------------
                           UNDERWRITING AGREEMENT
                               -----------------


                                                           September ___, 1996


Goldman, Sachs & Co.
Lehman Brothers Inc.
Salomon Brothers Inc
William Blair & Company, L.L.C.
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

    The stockholder named in Schedule II hereto (the "Selling Stockholder") of Fred Meyer, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 3,600,000 shares (the "Firm Shares") and, at the election of the Underwriters, up to an aggregate of 400,000 additional shares (the "Optional Shares") of common stock, par value $.01 per share ("Stock"), of the Company. The Firm Shares and the Optional Shares are herein collectively called the "Shares."

    1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

        (i) A registration statement on Form S-3 (File No. 333-______________) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); such Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, delivered to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary

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    prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, and (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section
    13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement);

        (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein or by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

       (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the

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    statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

       (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein or by the Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

       (v) Neither the Company nor any of its subsidiaries (as defined in Section 15 hereof) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus which loss or interference is material to the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock of the Company (other than due to (i) the exercise of options under the Company's employee stock option or bonus plans as in effect on the date hereof or (ii) the sale of Stock to executive officers of the Company pursuant to the terms of their employment contracts or arrangements) or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

       (vi) All real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material to the Company and its subsidiaries taken as a whole and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; and the Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are not material and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries;

       (vii) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with power and authority (corporate and other) to own their respective properties and conduct their respective businesses as described in the

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    Prospectus, and have been duly qualified as a foreign corporation for the transaction of business and are in good standing under the laws of each other jurisdiction in which they own or lease properties, or conduct any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect upon the Company and its subsidiaries taken as a whole;

       (viii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained or incorporated by reference in the Prospectus; the pro forma capitalization of the Company included in the Prospectus have been prepared on the basis consistent with the Company's historical financial statements and give effect to assumptions made on a reasonable basis and present fairly the Repurchase (as hereinafter defined), the September 1996 sale and leaseback transaction described therein and the other transactions contemplated by the Prospectus and this Agreement; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for Fred Meyer
    (HK) Limited, which is 80% owned by the Company) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

       (ix) Neither the Company nor any of its subsidiaries is in violation of its corporate charter or by-laws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole; the Company has all power and authority (corporate and other) necessary to execute this Agreement and the Stock Repurchase Agreement, dated as of September 4, 1996, by and between the Company and the Selling Stockholder (the "Repurchase Agreement") and to perform its obligations under such agreements; this Agreement and the Repurchase Agreement have been duly authorized, executed and delivered by the Company; the Repurchase Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity; the execution, delivery and performance of this Agreement and the Repurchase Agreement and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the repurchase by the Company of ________ shares of Stock (the "Repurchase Shares") from the Selling Stockholder (the "Repurchase")) will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is bound or subject, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of its subsidiaries or their property; and, except as required by the Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the issue and sale of the Shares, the consummation of the Repurchase or the execution, delivery and performance of this Agreement or the Repurchase Agreement;

       (x) Deloitte & Touche LLP, who have certified the financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

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       (xi) The shares of Stock being sold by the Selling Stockholder hereunder are validly authorized, issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof; none of such shares of Stock, when delivered to the Underwriters, will be subject to any preemptive rights; the Stock to be sold by the Selling Stockholder will conform to the description thereof contained in the Prospectus; and no person or entity has any registration rights (demand, piggy-back or other) with respect to the Stock or the Registration Statement except for (i) the rights of the Selling Stockholder being satisfied by the Registration Statement and
    (ii) such registration rights as have been waived;

       (xii) Except as described in the Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened or contemplated against the Company or any of its subsidiaries which, if decided adverse to the Company or such subsidiary, would result in any material adverse change in the business, properties, financial condition, results of operations or prospects of the Company and its subsidiaries taken as a whole or which is required to be disclosed in the Prospectus;

       (xiii) The financial statements included in or incorporated by reference in any Preliminary Prospectus or the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved, except as otherwise specifically indicated therein; the selected pro forma financial data included in the Preliminary Prospectus or the Prospectus has been prepared on the basis consistent with the historical results of operations information and gives effect to assumptions made on a reasonable basis and present fairly the Repurchase, the sale and leaseback transaction described therein and the other transactions contemplated by the Prospectus and this Agreement;

       (xiv) There are no contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations of the Commission thereunder which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as required or otherwise permitted by such rules and regulations;

       (xv) As of the date hereof the Company is not, and as of each Time of Delivery (as defined in Section 4) will not be, a "United States real property holding corporation" as such term is used in the Internal Revenue Code of 1986, as amended; and

    (b) The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:

       (i) Such Selling Stockholder has all power and authority (partnership and other) necessary to execute and deliver this Agreement and the Repurchase Agreement and to perform its obligations under such agreements; this Agreement and the Repurchase Agreement have been duly authorized, executed and delivered by such Selling Stockholder; the Repurchase Agreement constitutes a valid and legally binding obligation of the Selling Stockholder enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity; the execution, delivery and performance of this

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    Agreement and the Repurchase Agreement by such Selling Stockholder will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any shares of Stock to be sold by such Selling Stockholder pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the partnership agreement of the Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency having jurisdiction over such Selling Stockholder or its property; except as required by the Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required (or, if required, has been obtained) for the execution, delivery and performance by such Selling Stockholder of this Agreement and the Repurchase Agreement;

       (ii) Such Selling Stockholder has good title to the Shares set forth opposite such Selling Stockholder's name in Schedule II hereto; upon the delivery of and payment for such Shares as contemplated herein, the Underwriters will receive good title to the Shares purchased by them from such Selling Stockholder, free and clear of any and all liens, charges, encumbrances, preemptive rights and any other claim of any third party;

       (iii) Such Selling Stockholder and any affiliates of such Selling Stockholder will not, directly or indirectly, offer, sell, contract to sell or otherwise dispose of any shares of Stock, or any securities convertible into, or exercisable or exchangeable for, shares of Stock, or make any public announcement in respect of any of the foregoing, within 90 days after the date of the Prospectus without the prior written consent of Goldman, Sachs & Co., except for sales to the Underwriters pursuant to this Agreement;

       (iv) The information (other than the percent of shares owned, as to which such Selling Stockholder makes no representation) pertaining to such Selling Stockholder under the caption "The Selling Stockholder" in the Prospectus is complete and accurate in all material respects; and, the information pertaining to the Selling Stockholder and to Kohlberg Kravis Roberts & Co., L.P. ("KKR") and KKR's affiliates under the caption "Certain Transactions" incorporated by reference into the Prospectus from the Company's Proxy Statement dated May 3, 1996 fairly presents the information required to be set forth therein and contains no material misstatement or omission.

    In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, the Selling Stockholder agrees to deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

    2. Subject to the terms and conditions herein set forth, (a) the Selling Stockholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholder, at a purchase price per Share of $______, the number of Firm Shares, as the case may be (to be adjusted by you so as to eliminate fractional shares), determined by multiplying the aggregate number of Firm Shares by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all the Underwriters hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Selling Stockholder agrees to sell to each of the Underwriters, and

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each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholder, at the purchase price per Share as set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of the Optional Shares which all of the Underwriters are entitled to purchase hereunder.

    The Selling Stockholder hereby grants to the Underwriters the right to purchase at their election up to 400,000 Optional Shares at the price per Share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Selling Stockholder, given within the period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Selling Stockholder otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

    3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

    4. Certificates in definitive form for the Firm Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as Goldman, Sachs & Co. may request upon at least twenty-four hours' prior notice to the Selling Stockholder, shall be delivered by or on behalf of the Selling Stockholder to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of immediately available funds payable to an account designated by the Selling Stockholder.

    The time and date of such delivery and payment shall be, with respect to the Firm Shares, 10:00 a.m., New York City time, on September __, 1996, or such other time and date as you and the Selling Stockholder may agree upon in writing, and, with respect to the Optional Shares, 10:00 a.m., New York City time, on the date specified by you in the written notice given by you of the Underwriters' election to purchase such Optional Shares, or such other time and date as you and the Selling Stockholder may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery," such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date of delivery is herein called a "Time of Delivery." Such certificates will be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office").

    The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof will be delivered at the offices of Stoel Rives LLP, Suite 2300, Standard Insurance Center, 900 SW Fifth Avenue, Portland, Oregon 97204 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at each Time of Delivery. A meeting will be held at the Closing Location at 10:00 a.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday

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which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

    5.  The Company agrees with each of the Underwriters:

        (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to
    Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

        (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

        (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, when such Prospectus is delivered, not misleading, or, if for any reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is

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
    required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

        (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including at the option of the Company Rule 158);

        (e) Not to, directly or indirectly, offer, sell, contract to sell or otherwise dispose of any shares of Stock, or any securities convertible into, or exercisable or exchangeable for, shares of Stock, or make any public announcement in respect of any of the foregoing, within 90 days after the date of the Prospectus without the prior written consent of Goldman, Sachs & Co., except for issuances of Stock pursuant to employee stock option or bonus plans or other stock option agreements, in each case as outstanding on the date of this Agreement;

        (f) For a period of five years from the effective date of the Registration Statement, to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flow of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

        (g) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

        (h) To use its best efforts to cause the Shares to be listed on the New York Stock Exchange; and

        (i) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

    6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement,the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Memorandum; (iv) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; and (vii) all other costs and expenses incident to the performance of its obligation hereunder which are not otherwise specifically provided for in this Section. Goldman, Sachs & Co. agrees to pay New York State stock transfer tax incurred in connection with the sale of Shares by the Selling Stockholder pursuant hereto, and the Selling Stockholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

    7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholder herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholder shall have performed all of its and their obligations hereunder theretofore to be performed, and to the following additional conditions:

        (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall be become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

        (b) Latham & Watkins, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares being delivered at such Time of Delivery, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

        (c) Stoel Rives LLP, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

           (i) The Company is duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and each of Roundup Co., ______________ and Fred Meyer of Alaska, Inc. (the "Principal Subsidiaries") have been duly incorporated and are validly existing under the laws of their respective jurisdictions of incorporation; the Company and each of the Principal Subsidiaries is duly qualified to do business and in good standing as a foreign corporation in all jurisdictions in which its ownership of property or the conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect upon the Company and its subsidiaries taken as a whole), and has all corporate power and corporate authority necessary to own its properties and conduct the businesses in which it is engaged as described in the Prospectus; and all outstanding shares of capital stock of the Principal Subsidiaries are owned of record and, to the best of such counsel's knowledge, beneficially, by the Company directly, or indirectly through wholly-owned subsidiaries, free and clear of any lien, pledge and encumbrance or any claim of any third party known to such counsel;

           (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, with no personal liability attaching to the ownership thereof; the Stock conforms to the description of the Company's common stock, par value $.01 per share, contained or incorporated by reference in the Prospectus;

           (iii) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the transfer of, any of the Shares, or any restriction upon the voting of the Shares, pursuant to the Company's Certificate of Incorporation or By-laws or any agreement or other outstanding instrument known to such counsel; and, to the best of such counsel's knowledge, no person or entity has any registration rights (demand, piggyback or other) with respect to the Stock or the Registration Statement except for (i) the rights of the Selling Stockholder being satisfied by the Registration Statement and (ii) such registration rights as have been waived;

           (iv) The leases between the Company and Real Estate Properties Limited Partnership ("Properties") are valid and subsisting leases, enforceable against Properties in accordance with their respective terms with such exceptions as are not material and do not interfere with the use made of the properties leased thereby, except as such enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of the rights of creditors' generally;

           (v) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company or any of its subsidiaries which is required to be disclosed in the Prospectus which is not disclosed or which questions or challenges the validity or seeks to enjoin the transactions contemplated by this Agreement or the Repurchase Agreement;

           (vi) Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement or incorporated by reference into the Prospectus by the Act or by the rules and regulations of the Commission thereunder which have not been filed as exhibits to the Registration Statement or incorporated therein or in the Prospectus by reference as required or otherwise permitted by such rules and regulations;

           (vii) To the best of such counsel's knowledge, neither the Company nor any of its subsidiaries is in violation of its corporate charter or by-laws;

           (viii) The execution, delivery and performance of this Agreement and the Repurchase Agreement by the Company (including, without limitation, the purchase by the Company of the Repurchase Shares in the Repurchase) will not conflict with, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument known to such counsel, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency, known to such counsel, having jurisdiction over the Company, any of its subsidiaries or their property; and no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement or the Repurchase Agreement by the Company, except such as may be required by the Act or state securities laws;

           (ix) The Registration Statement is effective under the Act and, to the knowledge of such counsel, no stop order suspending its effectiveness has been issued and no proceeding for that purpose is pending or threatened by the Commission;

           (x) The Company has all power and authority (corporate and other) necessary to execute this Agreement and the Repurchase Agreement and to perform its obligations under such agreements; and this Agreement has been duly authorized, executed and delivered by the Company;

           (xi) The Repurchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to generally principles of equity;

           (xii) The description of the Company's capital stock contained or incorporated by reference in the Prospectus, insofar as such description and statements constitute a summary of the legal documents or other legal matters referred to therein, fairly and accurately present the information called for by the Act with respect to such documents and other matters;

           (xiii) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements, schedules and other financial data contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

           (ix) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (except that no opinion need be expressed as to the financial statements, schedules and other financial data contained therein) comply as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder.

        In addition to the matters set forth above, such opinion shall also include a statement to the effect that (x) such counsel has acted as corporate counsel to the Company on a regular basis and has acted as counsel to the Company in connection with the preparation of the Registration Statement and Prospectus; and (y) although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those covered by their opinion in subsection (xi) of this Section 7(c), based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement, at the time such Registration Statement became effective, and any supplements thereto made by the Company prior to such Time of Delivery, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any further amendment or supplement thereto made by the Company prior to such Time of Delivery, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading except that such counsel need express no belief with respect to the financial statements, schedules and other financial data included in the Registration Statement or Prospectus.

        (d) Stoel Rives LLP, counsel for the Selling Stockholder, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

           (i) The Selling Stockholder has all power and authority (partnership and other) necessary to execute and deliver this Agreement and the Repurchase Agreement and to perform its obligations under this Agreement and the Repurchase Agreement; this Agreement and the Repurchase Agreement have been duly authorized, executed and delivered by the Selling Stockholder; the Repurchase Agreement constitutes a valid and legally binding obligation of the Selling Stockholder enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to generally principles of equity; the execution, delivery and performance of this Agreement and the Repurchase Agreement by the Selling Stockholder will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any shares of the Stock to be sold by the Selling Stockholder pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument known to such counsel, or result in a violation of the partnership agreement of the Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency known to such counsel having jurisdiction over the Selling Stockholder or its property; except as required by the Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required (or, if required, has been obtained) for the execution, delivery and performance by the Selling Stockholder of this Agreement or the Repurchase Agreement; and the Selling Stockholder has complied with all provisions of the Repurchase Agreement to sell the Repurchase Shares to the Company in the Repurchase;

           (ii) Upon delivery by the Selling Stockholder pursuant to this Agreement of certificates for the Shares set forth opposite to the Selling Stockholder's named on Schedule II to this Agreement, and, assuming the Underwriters are acquiring such Shares in good faith without notice of any adverse claim, the Underwriters will have acquired from the Selling Stockholder good title to such Shares, free and clear of any and all liens, charges, encumbrances and any other claims of any third party (other than those arising as a result of action by the Underwriters); and

           (iii) Nothing has come to our attention which causes us to believe that the information pertaining to the Selling Stockholder under the caption "The Selling Stockholder" in the Prospectus does not fairly and accurately present the information set forth therein, or causes us to believe that such information contains a material misstatement or omission.

        (e) At 10:00 a.m., New York City time, on the effective date of the Registration Statement and the effective date of the most recently filed post-effective amendment to the Registration Statement and also at the Time of Delivery, Deloitte & Touche LLP shall have furnished to you a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

        (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

        (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York or California declared by either Federal or New York or California State authorities;
    (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in your reasonable judgment makes it impractical or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus; or (iv) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere which, in your reasonable judgment, would materially and adversely affect the financial markets or the market for the Shares;

        (h) The Shares to be sold by the Selling Stockholder at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange;

        (i) The Company and the Selling Stockholder shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Stockholder, respectively, satisfactory to you, as to the accuracy of the representations and warranties of the Company and the Selling Stockholder, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholder of all of their respective obligations hereunder to be performed at or prior to such Time of

    Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (f) of this Section, and as to such other matters as you may reasonably request;

        (j) Each of the Company, the Selling Stockholder, Robert G. Miller, Curt A. Lerew, III and Kenneth Thrasher shall have executed and delivered to the Underwriters an agreement, in form and substance satisfactory to you, providing that such entity or person will not, directly or indirectly, offer, sell, contract to sell or otherwise dispose of any shares of Stock, or any securities convertible into, or exercisable or exchangeable for, shares of Stock, or make any public announcement in respect of any of the foregoing, within 90 days after the date of the Prospectus without the prior written consent of Goldman, Sachs & Co.; provided, however, that the Company may make issuances of Stock pursuant to employee stock option or bonus plans or other stock option agreements, in each case as outstanding on the date of this Agreement;

       (k) Simultaneous with the purchase of the Firm Shares pursuant to this Agreement, the Repurchase shall be consummated; and

       (l) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement.

    8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein; and provided, further, that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Shares to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non compliance by the Company with Section 5(c) hereof. The Company reaffirms its indemnification of the Selling Stockholder pursuant to that certain Registration Rights Agreement entered into by the Company and the Selling Stockholder, dated as of December 11, 1981.

    (b) The Selling Stockholder (subject to the limitation on indemnity contained in the penultimate sentence of this Section 8(b)) will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission (i) was made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for inclusion therein or (ii) relates to information concerning the Selling Stockholder, KKR and KKR's affiliates set forth under the caption "The Selling Stockholder" in any Preliminary Prospectus and the Prospectus and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein; and provided, further, that as to any Preliminary Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Stock to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such Preliminary Prospectus was corrected in the Prospectus, unless such failure resulted from non-compliance by the Company with Section 5(c) hereof. The aggregate liability of the Selling Stockholder to indemnify the Underwriters pursuant to the foregoing indemnity agreement shall not exceed the proceeds received by such Selling Stockholder from the Shares sold by it pursuant to this Agreement. The Selling Stockholder reaffirms its indemnification of the Company pursuant to that certain Registration Rights Agreement entered into by the Selling Stockholder and the Company, dated as of December 11, 1981.

    (c) Each Underwriter will indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company and the Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

    (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

    (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subjection
(d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Selling Stockholder bears to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the Selling Stockholder shall not be required to contribute any amount in excess of the amount by which proceeds received by such Selling Stockholder from the Shares sold by it pursuant to this Agreement exceeds that amount of any damages which such Selling Stockholder has otherwise paid or become liable to pay by reason of any untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

    (f) The obligations of the Company and the Selling Stockholder under this Section 8 shall be in addition to any liability which the Company and the Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and Selling Stockholder and to each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act.

    (g) In addition to any obligations otherwise provided for in this
Section 8, the Company hereby agrees to hold harmless and indemnify each Underwriter for any United States income taxes which such Underwriter becomes obligated to pay by virtue of the Company being deemed to be a "United States real property holding corporation" under the Internal Revenue Code of 1986, as amended.

    9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Selling Stockholder shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Selling Stockholder that you have so arranged for the purchase of such Shares, or the Selling Stockholder notifies you that it has so arranged for the purchase of such Shares, you or the Selling Stockholder shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

    (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

    (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Selling Stockholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholder to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholder, except for the expenses to be borne by the Company, the Selling Stockholder and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

    10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or the Selling Stockholder, or any officer or director or controlling person of the Company, or any controlling person of the Selling Stockholder, and shall survive delivery of and payment for the Shares.

    11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Stockholder shall then be under any liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Selling Stockholder or the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholder shall then be under no further liability to any Underwriter in respect of the Shares not so delivered, except as provided in Section 6 and Section 8 hereof.

    12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you; and in all dealings with the Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all attorneys-in-fact for such Selling Stockholder, if any.

    All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail to you in care of Goldman, Sachs & Co., at 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholder by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

    13. This Agreement shall be binding upon, and enure solely to the benefit of, the Underwriters, the Company and the Selling Stockholder and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor assign by reason merely of such purchase.

    14. No partner of the Selling Stockholder or any successor general partner of the Selling Stockholder shall have any personal liability for the performance of any of the Selling Stockholder's obligations hereunder, and any liability or obligation of the Selling Stockholder arising hereunder shall be limited to and satisfied only out of the property of the Selling Stockholder.

    15. Time shall be of the essence of this Agreement. As used herein, (a) the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business and (b) the term "subsidiary" shall have the meaning provided by Rule 405 under the Act.

    16. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                           (Signature Page Follows)

    If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Stockholder. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters the form of which shall be submitted to the Company and the Selling Stockholder for examination, upon request, but without warranty on your part as to the authority of the signers thereof.



                                   Very truly yours,

                                   FRED MEYER, INC.


                                   By:______________________________
                                      Roger A. Cooke
                                      Senior Vice President


                                   "SELLING STOCKHOLDER"

                                   FMI ASSOCIATES LIMITED PARTNERSHIP

                                   By: KKR Associates, General Partner


                                   By:_______________________________
                                      Michael W. Michelson
                                      General Partner

Accepted as of the date hereof
at New York, New York.

GOLDMAN, SACHS & CO.
LEHMAN BROTHERS INC.
SALOMON BROTHERS INC
WILLIAM BLAIR & COMPANY, L.L.C.


By: ...........................
      (Goldman, Sachs & Co.)

On behalf of each of the Underwriters

                                 SCHEDULE I


                                     Total
                                   Number of
                                  Firm Shares        Total
                                   of Stock         Number of
                                     to be       Optional Shares
     Underwriter                   Purchased     to be Purchased
     -----------                   ---------     ---------------

Goldman, Sachs & Co.
Lehman Brothers Inc.
Salomon Brothers Inc
William Blair & Company, L.L.C.

                                SCHEDULE II




                                     Total
                                   Number of         Total
                                  Firm Shares      Number of
                                   of Stock      Optional Shares
      Selling Stockholder         to be Sold       to be Sold
      -------------------         ----------       ----------


   FMI Associates Limited
    Partnership(a)

- ---------------

    (a) The Selling Stockholder is represented by Stoel Rives LLP, 900 S.W. Fifth Street, Suite 2300, Portland, Oregon 97204.

                                  ANNEX I

Pursuant to Section 7(e) of the Underwriting Agreement, Deloitte & Touche LLP shall furnish letters to the Underwriters to the effect that:

    (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

    (ii) In their opinion, the consolidated financial statements audited by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and, in each case, the related published rules and regulations thereunder;

    (iii) The selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Report on Form 10-K for such fiscal year or otherwise incorporated by reference in the Prospectus;

    (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the latest available interim consolidated financial statements of the Company and its subsidiaries, inspection of the minute books of the Company since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

        (A) as of the date of the latest available unaudited interim condensed consolidated financial statements of the Company for any period subsequent to the date of the latest consolidated financial statements included or incorporated by reference in the Prospectus, if any, there has been any change in the consolidated capital stock (other than due to issuances of capital stock upon exercise of options and warrants, in each case as were outstanding on the date of the latest audited financial statements included or incorporated by reference in the Prospectus), any increase in the consolidated long-term debt of the Company and its subsidiaries or any decrease in consolidated working capital, net assets or stockholders' equity, and for the period from the date of the latest audited consolidated financial statements included or incorporated by reference in the Prospectus, there has been any decrease in consolidated net sales, gross margin, income from operations or net income as compared with the comparable period of the preceding year, except in each case for changes, decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter;

        (B) as of a specified date not more than five days prior to the date of such letter, there has been any change in the consolidated capital stock (other than issuances of capital stock upon exercise of options and warrants, in each case as were outstanding on the date of the latest audited financial statements included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries or decrease in consolidated working capital, net assets or stockholders' equity, or any increases or decreases in any other items specified by the representatives, in each case as compared with amounts showing in the latest consolidated balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

        (C) for the period from the date of the latest consolidated financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (B) there was any decrease in consolidated net sales, gross margin, income from operations or net income, or any increases or decreases in any other items specified by the representatives, in each case as compared with the comparable period of the preceding year and any other period of corresponding length specified by the representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter.

    (v) In addition to the audits referred to in their report included or incorporated by reference in the Prospectus and the inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and
(iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to the Company and its subsidiaries, which appear or are incorporated by reference in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the representatives, or in documents incorporated by reference in the Prospectus specified by the representatives, which procedures consist principally of comparing such amounts, percentages and financial information with the corresponding amounts, percentages and financial information included in or derived from the accounting records of the Company and its subsidiaries and the accountant's shall have found such amounts, percentages and financial information to be in agreement.

                                 ANNEX I(A)

             Form of Letter of Deloitte & Touche LLP Delivered
                      Prior to Execution of Agreement

                                 ANNEX I(B)

             Form of Letter of Deloitte & Touche LLP Delivered
                         at each Time of Delivery

                                ANNEX II(A)

         Form of Opinion of Stoel Rives LLP, Counsel to the Company

                                ANNEX II(B)

   Form of Opinion of Stoel Rives LLP, Counsel to the Selling Stockholder

                                    A-6